EXHIBIT 10.2

FIRST AMENDMENT TO TERM LOAN AGREEMENT

This First Amendment to Term Loan Agreement (the “Amendment”) is made as of August 18, 2008, by and among Kite Realty Group, L.P. (the “Borrower”), KeyBank National Association, individually as the “Original Lender” and as the “Agent,” and Raymond James Bank, individually as a Lender, (“Raymond James”) and Royal Bank of Canada, individually as a Lender (“RBC”) (collectively, Raymond James and RBC are referred to herein as the “New Lenders”).

R E C I T A L S

A.        The Borrower and the Original Lender entered into a Term Loan Agreement dated as of July 15, 2008 (as amended, the “Loan Agreement”). All capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Loan Agreement.

B.        Pursuant to the terms of the Loan Agreement, the Original Lender agreed to provide the Borrower with a term loan in an aggregate principal amount of up to $30,000,000. The parties hereto now desire to amend the Loan Agreement in order to (i) admit the New Lenders as “Lenders” under the Loan Agreement, (ii) increase the Loan Amount, and (iii) modify certain of the other provisions contained therein and certain definitions related thereto.

NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENTS

1.         The foregoing Recitals to this Amendment hereby are incorporated into and made part of this Amendment.

2.         As of the “Effective Date”, as defined below, (i) the New Lenders shall be considered “Lenders” under the Loan Agreement, and (ii) the Loan Amount shall be increased to $55,000,000. The Borrower and the Agent hereby consent to the addition of the New Lenders as Lenders. The Commitment and Commitment Percentage for each of the New Lenders shall be as shown below their respective signature blocks on this Amendment, and the Commitment and adjusted Commitment Percentage for the Original Lender is also shown on the signature pages to this Amendment.

3.         The “Effective Date” shall be the date on which all of the following conditions have been fulfilled:

(a)	no Default or Event of Default then exists; and

(b)       Borrower shall have paid (i) to the New Lenders an upfront fee, and (ii) to Agent an arrangement fee, as agreed to pursuant to separate letters with such parties.

4.         The definition of “Ground Lease” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety.

5.         Section 3.12 of the Loan Agreement, titled Taxes, is hereby amended by deleting subsection (d) thereof in its entirety.

6.         Section 9.4 of the Loan Agreement, titled Other Information, is hereby amended by deleting subsection (g) in its entirety and replacing it with the following:

“Budget and Forecasts. At the time financial statements are furnished pursuant to Section 9.2, a budget for the current fiscal year together with a forecast of the Borrower’s projected financial results for such fiscal year upon request.”

7.         Section 10.3 of the Loan Agreement, titled Indebtedness, is hereby amended by intentionally deleting the term “Agent” from the second sentence and replacing it with the term “Requisite Lenders.”

8.         Section 11.1 of the Loan Agreement, titled Events of Default, is hereby amended by intentionally deleting the amount “$50,000,000” from subsection (e)(i) thereof, titled Indebtedness Cross Default; Derivatives Contracts and replacing it with the amount “$25,000,000”.

9.         Section 11.2 of the Loan Agreement, titled Remedies Upon Event of Default, is hereby amended by adding the phrase “or, if such Event of Default arises under Section 11.1(a) or Section 11.1(b) and the Agent is also then the agent under the Line of Credit Agreement, at the direction of all Lenders other than Agent,” after the words “at the direction of the Requisite Lenders” in subsection (a)(ii) thereof , titled Acceleration; Termination of Facilities; Optional.

10.       Section 13.5 of the Loan Agreement, titled Successors and Assigns, is hereby amended by adding the phrase “or unless an Event of Default has occurred and is then continuing” immediately after the phrase “unless the Borrower and Agent otherwise agree” in the first sentence of subsection (d) thereof.

11.       Borrower hereby represents and warrants that, as of the Effective Date, there is no Default or Event of Default, the representations and warranties contained in Article VII of the Loan Agreement are true and correct in all material respects as of such date and Borrower has no offsets or claims against any of the Lenders.

12.       As expressly modified as provided herein, the Loan Agreement shall continue in full force and effect.

13.       This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first written above.

BORROWER:

KITE REALTY GROUP, L.P.

By: /s/ Daniel R. Sink

Print Name: Daniel R. Sink

Title: Executive Vice President, Chief Financial Officer, and Treasurer

Consented to by:

KITE REALTY GROUP TRUST,

as Guarantor

By: /s/ Daniel R. Sink

Print Name: Daniel R. Sink

Title: Executive Vice President, Chief Financial Officer, and Treasurer

AGENT:

Commitment: $30,000,000	KEYBANK NATIONAL ASSOCIATION,
Commitment Percentage: 54.55%	Individually and as Agent

By: /s/ Kevin P. Murray

Print Name: Kevin P. Murray

Title: Senior Vice President

127 Public Square, 8th Floor

OH-01-27-0839

Cleveland, OH 44114

Attention: Kevin Murray

Phone: (216) 689-4660

Facsimile: (216) 689-3566

E-mail: Kevin_P_Murray@KeyBank.com

With a copy to:

KeyBank National Association

800 Superior, 6th Floor

Cleveland, OH 44114

Attention:	Vicki Heineck
Phone:	(216) 828-7512

Facsimile: (216) 828-7523

NEW LENDERS:

RAYMOND JAMES BANK

By: /s/ Steven Paley

Name: Steven Paley
Title: Senior Vice President

Commitment: $10,000,000

Commitment Percentage: 18.18%

[Signatures continue on the following page]

                ROYAL BANK OF CANADA

By: /s/ Jake S. Sigmund

Name: Jake S. Sigmund
Title: Authorized Signatory

Commitment: $15,000,000

Commitment Percentage: 27.27%

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